[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Version

Exhibit 10.5
TRADEMARK SECURITY AGREEMENT
THIS TRADEMARK SECURITY AGREEMENT, dated as of June 14, 2018, is made by each of the entities listed on the signature pages hereto (each a “Grantor” and, collectively, the “Grantors”), in favor of Fortress Credit Corp. (the “Lender”).
WITNESSETH:
WHEREAS, pursuant to the Credit Agreement, dated as of June 14, 2018 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among iPass, Inc., a Delaware corporation (“Parent” and together with each other Person that becomes a Borrower thereunder, including, for the avoidance of doubt, iPass IP LLC, a Delaware limited liability company, upon the consummation of the SPV Joinder (as defined therein), each a “Borrower” and collectively, the “Borrowers”), and the Lender, the Lender has agreed to make a loan to the Borrowers upon the terms and subject to the conditions set forth therein;
WHEREAS, each Grantor has agreed, pursuant to a Guaranty and Suretyship Agreement, dated as of June 14, 2018, in favor of the Lender (the “Guaranty Agreement”), to guarantee the Obligations (as defined in the Credit Agreement) of the Borrowers; and
WHEREAS, all of the Grantors are party to the Security Agreement, dated as of June 14, 2018, in favor of the Lender (the “Security Agreement”) pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement.
NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Credit Agreement and to induce the Lender to make the loan to the Borrower thereunder, each Grantor hereby agrees with the Lender as follows:
Section 1.Defined Terms. Capitalized terms used herein without definition are used as defined in the Credit Agreement or Security Agreement, as applicable.
Section 2.    Grant of Security Interest in Trademark Collateral. Subject to the terms and provisions of the Security Agreement, each Grantor, as collateral security for the complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Lender, and grants to the Lender a Lien on, and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “Trademark Collateral”):
(a)    all Trademarks owned by such Grantor and all Licenses providing for the grant by or to such Grantor of any right under any Trademark, including, without limitation, those identified on Schedule 1 hereto;
(b)    all renewals and extensions of the foregoing:
(c)    all goodwill of the business connected with the use of, and symbolized by, each such Trademark: and

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(d)    all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.
Section 3.    Security Agreement.
(a)    The interest in the Trademark Collateral being assigned hereunder shall not be construed as a current assignment but rather as a security interest that provides the Lender such rights as are provided to holders of security interests under applicable law.
(b)    The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Lender pursuant to the Security Agreement and each Grantor hereby acknowledges and agrees that the rights and remedies of the Lender with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.
Section 4.    Grantor Remains Liable. Subject to the terms and provisions of the Security Agreement, each Grantor hereby agrees that, anything herein to the contrary notwithstanding, such Grantor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other reasonably necessary or desirable actions in connection with their Trademarks Collateral subject to a security interest hereunder.
Section 5.    Authorization. To the extent applicable, the parties hereto authorize and request that the Commissioner of Patents and Trademarks of the United States record this security interest in the Trademark Collateral.
Section 6.    Counterparts. This Trademark Security Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.
Section 7.    Governing Law. This Trademark Security Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
[SIGNATURE PAGES FOLLOW]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.
IPASS INC., as Grantor
By: /s/ Daria R. Vickers
Name: Daria R. Vickers
Title: CFO

[Signature Page to Trademark Security Agreement]
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ACCEPTED AND AGREED
as of the date first above written:
FORTRESS CREDIT CORP.,
as Lender
By: /s/ Constantine M. Dakolias
Name: CONSTANTINE M. DAKOLIAS
Title: PRESIDENT

[Signature Page to Trademark Security Agreement]
[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 1
TO
TRADEMARK SECURITY AGREEMENT
[***]
183078340 v1

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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